EXHIBIT 24

LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING

OBLIGATIONS

	LIMITED POWER OF ATTORNEY

Know all by these

presents, that the undersigned hereby authorizes David A. Hollander to execute for and on behalf of the undersigned, in the undersigned’s capacity as a trustee of the Mark S. Tennenbaum Investment Trust and as a trustee of the Andrew R. Tennenbaum Investment Trust, (x) applications for
CIK and CCC filing codes for such trustee (if not already obtained) and such trusts from the Securities and Exchange Commission, and (y)
Schedules
13 and Forms 3, 4 and 5, and any amendments thereto, and to cause such application(s), schedule(s) or form(s) to be filed with the United States
Securities and Exchange Commission pursuant to Section
13(d)-(g) or Section
16 (a) of the Securities and Exchange Act of 1934, as amended. The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that David A. Hollander is not assuming any of the undersigned’s responsibilities to comply with
Sections 13 or 16 of
the Securities Exchange Act of 1934, as amended.


This Limited Power of
Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this
Limited Power of Attorney to be executed as of this 3rd day of January,
2006.

						/s/ John Mass__________
						JOHN
MASS

STATE OF
CALIFORNIA	)
				) ss.		ACKNOWLEDGEMENT
COUNTY
OF LOS 		)
ANGELES


I, __Sarah Gardner_____, a Notary Public in and for said County and
State, hereby certify that John Mass, whose name is signed to the foregoing
LIMTED POWER OF ATTORNEY, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he voluntarily executed the same on the day of its date.

	Given under my hand and
official seal of office on this
__3__day of ___January 2006__.


						/s/_Sarah Gardner_______

							Notary Public in and for said

							County and State




LIMITED POWER OF ATTORNEY


Know all by these
presents, that the undersigned hereby authorizes
David A. Hollander to
execute for and on behalf of the undersigned, in the undersigned’s capacity as a trustee of the Mark S. Tennenbaum
Investment Trust and as a
trustee of the Andrew R. Tennenbaum Investment
Trust, (x) applications
for CIK and CCC filing codes for such trustee (if not already obtained) and such trusts from the Securities and Exchange
Commission, and (y)
Schedules 13 and Forms 3, 4 and 5, and any amendments thereto, and to cause such application(s), schedule(s) or form(s) to be filed with the
United States Securities and Exchange Commission pursuant to
Section
13(d)-(g) or Section 16(a) of the Securities Exchange Act of 1934, as amended. The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that David A. Hollander is not assuming any of the undersigned’s responsibilities to comply with Sections 13 or 16 of the Securities Exchange Act of 1934, as amended.


This Limited Power
of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this
Limited Power of Attorney to be executed as of this 3rd day of January,
2006.

							__/s/ Stephen P.
Rader_________
							Stephen
P. Rader

STATE OF CALIFORNIA	)

				) ss.				ACKNOWLEDGEMENT
COUNTY
OF LOS 		)
ANGELES

I,
__Jennifer A. Sloane__, a Notary Public in and for said County and State, hereby certify that Stephen P. Rader, whose name is signed to the foregoing LIMITED POWER OF ATTORNEY, and who is known to me, acknowledged before me on this day, that being informed of the contents thereof, he voluntarily executed the same on the day of its date.


Given under
my hand and official seal of office on this _29th _ day of __December__

2005_.

							__/s/ Jennifer A. Sloane________

								Notary
Public in and for said
								County and State